UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934
Date of report: August 25, 2021
(Date of earliest event reported)

IDEX CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-10235	36-3555336
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)
3100 Sanders Road, Suite 301
Northbrook, Illinois 60062
(Address of principal executive offices, including zip code)
(847) 498-7070
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $.01 per share	IEX	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 25, 2021, IDEX Corporation (the “Company”) appointed Allison S. Lausas to serve as the Company’s Vice President and Chief Accounting Officer, effective immediately.

Ms. Lausas, 41, served as interim Senior Vice President and Chief Financial Officer of SunCoke Energy, Inc. (“SunCoke”) from April 2021 until July 2021. Prior to that, she was Treasurer of SunCoke since July 2019 and Vice President, Finance and Controller of SunCoke since May 2018. From October 2014 to May 2018, Ms. Lausas was Vice President and Controller of both SunCoke and SunCoke Energy Partners GP LLC. Ms. Lausas served as Assistant Controller of SunCoke prior to October 2014. Before joining SunCoke in 2011, Ms. Lausas worked as an auditor at KPMG LLP from 2002 to 2011.

In connection with her appointment as Vice President and Chief Accounting Officer, Ms. Lausas will receive a base salary of $375,000; her target bonus under the Company’s Management Incentive Compensation Plan will be 50% of her base salary; and she will be eligible for annual equity awards under the Company’s Incentive Award Plan at target of $200,000. Ms. Lausas received a cash sign-on bonus of $130,000 and a sign-on equity award having a grant date value of $450,000. The sign-on equity award will be split equally between stock options (the number of shares and option price will be based on the closing price of the Company's common stock on the grant date), which will vest ratably at 25% each year measured as of the anniversary of the grant date, and restricted stock shares, which will vest 100% on the third anniversary of the grant date, in each case assuming Ms. Lausas’ continued employment with the Company on each vesting date.

Ms. Lausas does not have any family relationship with any director or other executive officer of the Company and there are no transactions in which Ms. Lausas has an interest requiring disclosure under Item 404(a) of Regulation S-K.

Item 9.01 – Financial Statements and Exhibits.

(a)Exhibits

104    Cover Page Interactive Data File (the cover page XBRL tags embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IDEX CORPORATION

	By:	/s/ WILLIAM K. GROGAN
William K. Grogan
Senior Vice President and Chief Financial Officer
August 26, 2021

EXHIBIT INDEX

Exhibit Number	Description

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)